                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) and related Prospectus of
National-Oilwell, Inc. for the registration of 8,139,778 shares of its common stock and to the use of our report dated August 19, 1999 with respect to the consolidated financial statements of National-Oilwell, Inc.


                                    /s/ Ernst & Young LLP
                                    ERNST & YOUNG LLP


Houston, Texas
November 22, 1999